SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549


                                 FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             September 22, 1999
                     (Date of earliest event reported)

                             RYERSON TULL, INC.
           (Exact Name of Registrant as Specified in its Charter)


    Delaware                     1-9117              36-3425828
 (State or Other               (Commission          (IRS Employer
 Jurisdiction of               File Number)         Identification
 Incorporation)                                       Number)


                 2621 West 15th Place, Chicago, Illinois 60608
               (Address of Principal Offices, including zip code)


                                 (773) 762-2121
              (Registrant's telephone number, including area code)


           This Current Report on Form 8-K/A is being filed by Ryerson Tull, Inc. (the "Company") to amend its Current Report on Form 8-K, filed on October 6, 1999.


 Item 5.   Other Events

 AMENDMENT OF RIGHTS AGREEMENT

           On September 22, 1999, the Board of Directors of the Company approved an amendment (the "Amendment") to the Rights Agreement, as amended and restated as of December 10, 1998, between the Company and Harris Trust and Savings Bank, as Rights Agent (the "Rights Agreement"). The Amendment, among other things, reduces the threshold beneficial ownership level of common stock which triggers the distribution and exercisability of the rights issued pursuant to the Rights Agreement (the "Rights") from 20% to 10%. As amended, if a person, together with such person's affiliates and associates, becomes the beneficial owner of 10% or more of the outstanding common stock of Ryerson Tull, the outstanding Rights (other than those held by the acquiror) become exercisable for common stock of Ryerson Tull having a value of two times the exercise price of the Right. Any person that beneficially owns 10% or more of the outstanding shares of Ryerson Tull common stock on September 22, 1999 and has publicly disclosed such ownership prior to such date will not trigger the Rights unless such person subsequently acquires additional shares resulting in its beneficial ownership of 15% or more of the outstanding shares of Ryerson Tull common stock. The Amendment also contains certain other changes relating to the reduction of the triggering threshold to 10%.

           The Amendment also provides that during the six month period following a change of control of the Board of Directors of the Company (resulting in a majority of the Board of Directors being comprised of persons who were not nominated by the Board of Directors in office immediately prior to such election) that occurs within nine months after an unsolicited third party acquisition or business combination proposal, then the Rights will only be redeemable by the Board of Directors either (1) if they have followed certain prescribed procedures or (2) in any other case, provided that, if in any such other case their decision regarding redemption and any acquisition or business combination is challenged as a breach of fiduciary duty of care or loyalty, the directors can establish the entire fairness of such decision without the benefit of any business judgment rule or other presumption.


 AMENDMENT OF BY-LAWS

           On September 22, 1999, the Board of Directors of the Company also approved an amendment to its By-Laws (the "By-Law Amendment") to change the advance notice period required for shareholder proposals and nominations for election of directors from not less than 90 days nor more than 115 days prior to an annual meeting to not less than 90 days nor more than 120 days prior to the mailing date of the proxy statement for the prior year's annual meeting. Under the amended By-Laws, to be properly brought before the next annual meeting of shareholders of the Company, shareholder proposals and nominations for election of directors must be received by the Secretary no earlier than November 18, 1999 and no later than December 18, 1999.

           The foregoing descriptions of the Amendment and the By-Law Amendment do not purport to be complete and are qualified in their entirety by reference to the amended and restated Rights Agreement and the amended and restated By-Laws, respectively, which are exhibits hereto and incorporated herein by reference.

 Item 7.   Exhibits

           3.1 By-Laws of the Company, as amended and restated to and including September 22, 1999 (incorporated by reference to the Current Report on Form 8-K of the Company filed on October 6, 1999).

           4.1 Rights Agreement, as amended and restated as of September 22, 1999, between the Company and Harris Trust and Savings Bank, as Rights Agent (incorporated herein by reference to the Form 8-A/A-2 of the Company, filed on October 5, 1999).

           99.1 Press Release, dated September 22, 1999 (incorporated by reference to the Current Report on Form 8-K of the Company filed on October 6, 1999).


                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RYERSON TULL, INC.


 Dated: October 21, 1999            By:  /s/ Joyce E. Mims
                                        ____________________________
                                    Name:  Joyce E. Mims
                                    Title: Vice President and General Counsel



                                  EXHIBIT INDEX
 Exhibit
 Number              Description

 3.1 By-Laws of the Registrant, as amended and restated to and including September 22, 1999 (incorporated by reference to the Current Report on Form 8-K of the Company filed on October 6,
           1999).

 4.1 Rights Agreement, as amended and restated as of September 22, 1999, between the Company and Harris Trust and Savings Bank, as Rights Agent (incorporated herein by reference to the Form 8-A/A-2 of the Company filed on October 5, 1999).

 99.1 Press Release, dated September 22, 1999 (incorporated by reference to the Current Report on Form 8-K of the Company filed on October 6, 1999).